SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2008

Wal-Mart Stores, Inc.

(Exact name of Company as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip code)

Company’s telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and UBS Securities LLC, acting for themselves and as representatives of the other several underwriters named in Schedule I to the Pricing Agreement (as defined below) (the “Underwriters”) have entered into a Pricing Agreement, dated January 23, 2008 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $750,000,000 aggregate principal amount of the Company’s 5.800% Notes Due 2018 (the “2018 Notes”) and $750,000,000 aggregate principal amount of the Company’s 6.500% Notes Due 2037 (the “2037 Notes” and, together with the 2018 Notes, the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated January 23, 2008 (the “Underwriting Agreement”), between the Company and, as to the issuance and sale of the Notes, the Underwriters.

The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on January 30, 2008. The 2018 Notes will be sold to the public at an aggregate issue price of 104.605% of the principal amount thereof ($784,537,500 in proceeds before underwriting commissions and transaction expenses). The 2037 Notes will be sold to the public at an issue price of 100.772% of the principal amount thereof ($755,790,000 in proceeds before underwriting commissions and transaction expenses). In total, the Notes will be sold to the public at an issue price of $1,540,327,500. The net proceeds to the Company from the sale of the 2018 Notes, after the underwriting discount, but before transaction expenses of the sale of the 2018 Notes, will be $781,162,500. The net proceeds to the Company from the sale of the 2037 Notes, after the underwriting discount, but before transaction expenses of the sale of the 2037 Notes, will be $749,227,500. In total, the aggregate net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses of the sale of the Notes, will be approximately $1,530,390,000. In addition to the net proceeds from the sale of the Notes as described above, the Company will be paid pre-issuance accrued interest on the Notes in the aggregate amount of $39,975,000 from and including August 24, 2007 to but excluding January 30, 2008 ($18,850,000 as to the 2018 Notes and $21,125,000 as to the 2037 Notes).

The 2018 Notes will form part of the Company’s series of 5.800% Notes Due 2018 (the “2018 Series”), and the 2037 Notes will form part of the Company’s series of 6.500% Notes Due 2037 (the “2037 Series”). The terms of the 2018 Notes, other than their issue date and public offering price, will be identical to the terms of the $500,000,000 principal amount of notes of the 2018 Series and the terms of the 2037 Notes, other than their issue date and public offering price, will be identical to the terms of the $1,250,000,000 principal amount of notes of the 2037 Series, in each case, offered and sold by the Company by means of its prospectus supplement dated August 17, 2007 and the accompanying prospectus. The 2018 Notes and the 2037 Notes will have the same CUSIP, ISIN and Common Code numbers as the other notes of the 2018 Series and the 2037 Series, as the case may be. After the consummation of the offer and sale of the 2018 Notes and the 2037 Notes, the aggregate principal amount of all of the notes of the 2018 Series outstanding will be $1,250,000,000 and the aggregate principal amount of all of the notes of the 2037 Series outstanding will be $3,000,000,000.

The Notes will be senior unsecured debt securities of the Company and will rank equally with all of the other senior, unsecured and unsubordinated debt obligations of the Company. The 2018 Series and the 2037 Series are being created and established, and their terms and conditions were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”). The terms of the 2018 Notes and the 2037 Notes are as set forth in the Indenture and in the forms of the Global Notes (referred to below) that will represent the Notes.

The material terms of the Notes are described in the prospectus supplement of the Company dated January 23, 2008, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated December 21, 2005, which prospectus relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on January 25, 2008, pursuant to Rule 424(b)(2) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated January 23, 2008, relating to the Notes was filed with the Commission on January 24, 2008 pursuant to Rule 433 under the Securities Act.

The Notes will be delivered in book-entry form only. The 2018 Notes will be represented by two global notes, one of which will be in the principal amount of $500,000,000 and one of which will be in the principal amount of $250,000,000 (the “2018 Global Notes”). The 2037 Notes will be represented by two global notes, one of which will be in the principal amount of $500,000,000 and one of which will be in the principal amount of $250,000,000 (the “2037 Global Notes” and, together with the 2018 Global Note, the “Global Notes”). Each Global Note will be payable to Cede & Co., as nominee of The Depository Trust Company. The Global Notes will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

Filed as exhibits to this Current Report on Form 8-K are (i) the Pricing Agreement, (ii) the Underwriting Agreement, (iii) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 5.800% Notes Due 2018, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2018 Series in accordance with the Indenture, (iv) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 6.500% Notes Due 2037, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2037 Series in accordance with the Indenture, (v) the form of the 2018 Global Notes, (vi) the form of the 2037 Global Notes and (vii) the opinion of Andrews Kurth LLP, counsel to the Company, addressed to the Company regarding the legality of the Notes.

The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3 (File No. 333-130569), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission in connection with the Registration Statement the documents and instruments attached hereto as exhibits.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

1(a)	Pricing Agreement, dated January 23, 2008, between the Company and the Underwriters

1(b)	Underwriting Agreement, dated January 23, 2008, between the Company and, as to the issuance and sale of the Notes, the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 5.800% Notes Due 2018 of the Company

4(b)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 6.500% Notes Due 2037 of the Company

4(c)	Form of Global Notes representing the 5.800% Notes Due 2018 of the Company

4(d)	Form of Global Notes representing the 6.500% Notes Due 2037 of the Company

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated January 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 29, 2008

WAL-MART STORES, INC.

By:	/s/ Charles M. Holley, Jr.
Name:	Charles M. Holley, Jr.
Title:	Executive Vice President, Finance & Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
1(a)	Pricing Agreement, dated January 23, 2008, between the Company and the Underwriters

1(b)	Underwriting Agreement, dated January 23, 2008, between the Company and, as to the issuance and sale of the Notes, the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 5.800% Notes Due 2018 of the Company

4(b)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 6.500% Notes Due 2037 of the Company

4(c)	Form of Global Notes representing the 5.800% Notes Due 2018 of the Company

4(d)	Form of Global Notes representing the 6.500% Notes Due 2037 of the Company

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated January 29, 2008